Exhibit 99.1 Audentes Therapeutics Presents New Positive Data from ASPIRO, the Clinical Trial Evaluating AT132 in Patients with X-Linked Myotubular Myopathy (XLMTM), at the 24th International Annual Congress of the World Muscle Society - First seven treated patients now ventilator independent and able to rise to a standing position or walk - Continued significant and durable improvements in respiratory function and developmental motor milestones in all treated patients - AT132 continues to be generally well-tolerated with a manageable safety profile across both dose cohorts - Enrollment of pivotal expansion cohort nearly complete; on track to submit a BLA in the United States in mid-2020 and a MAA in Europe in the second half of 2020 - Oral presentation scheduled to begin at 1:00pm Central European Summer Time (CEST)/7:00am Eastern Time (ET). Slides used during today’s presentation will be available on the Investor + Media section of the Audentes website for approximately 30 days. SAN FRANCISCO, October 5, 2019 /BUSINESSWIRE/ -- Audentes Therapeutics, Inc. (Nasdaq: BOLD), a leading AAV-based genetic medicines company focused on developing and commercializing innovative products for serious rare neuromuscular diseases, today announced new positive data from ASPIRO, the clinical trial evaluating AT132 in patients with X-Linked Myotubular Myopathy (XLMTM). The data are being presented today at the 24th International Annual Congress of the World Muscle Society by Dr. James J. Dowling, Hospital for Sick Children, Toronto, Canada, during the Clinical Trial Highlights 7 session scheduled to begin at 1:00pm Central European Summer Time (CEST)/7:00am Eastern Time (ET). "The new ASPIRO data shared today builds upon the encouraging efficacy and safety profile seen to date with AT132,” stated Dr. Dowling. “Treated patients across both dose cohorts show significant reductions in ventilator dependence and the progressive attainment of developmental motor milestones, suggesting that AT132 has the potential to deliver transformative benefit to patients and families living with XLMTM.” “We remain focused on our goal of rapidly progressing AT132 toward global regulatory approvals,” stated Natalie Holles, President and Chief Operating Officer of Audentes. “Importantly, we have fully enrolled 14 patients into the ASPIRO dose escalation cohorts, and plan to complete enrollment of the ASPIRO pivotal expansion cohort imminently. We remain on track to submit a BLA in the United States in mid-2020 and a MAA in Europe in the second half of 2020.” Data Summary The newly reported data include safety and efficacy assessments as of the August 7, 2019 data cut-off date for 12 patients enrolled in the ASPIRO dose escalation cohorts. The data includes 48 weeks or more of follow-up for seven patients enrolled in Cohort 1 (1x1014 vector genomes per kilogram (vg/kg); six treated and one untreated control) and 24-48 weeks of follow-up for five patients in Cohort 2 (3x1014 vg/kg; four treated and one untreated control). Key assessments include neuromuscular function as assessed by the achievement of motor milestones and improvement in CHOP INTEND score, and respiratory function as assessed by reduction in ventilator dependence and improvement in maximal inspiratory pressure (MIP). Today’s presentation does not include new muscle biopsy data. Efficacy Patients receiving AT132 have achieved significant and durable reductions in ventilator dependence, an endpoint considered to be closely correlated with morbidity and mortality in XLMTM patients. To date, the first seven patients treated (all six treated patients in Cohort 1 and the first patient treated in Cohort 2) have achieved ventilator independence. All treated patients continue to show gains in neuromuscular function, with the first seven patients treated achieving the ability to rise to a standing position, or walk. Safety AT132 has been generally well-tolerated and has shown a manageable safety profile across both dose groups. Since the last data update in May 2019, there has been one new serious adverse event (SAE) in Cohort 2, an episode of joint swelling that resolved without treatment. Results to date indicate no clinically meaningful differences in the safety and tolerability profile of AT132 between the 1x1014 vg/kg and 3x1014 vg/kg dose cohorts. Next steps in the AT132 development program include the completion of enrollment and follow-up of patients in the ASPIRO pivotal expansion cohort, designed to confirm the safety and efficacy profile of AT132 at a dose of 3x1014 vg/kg, and preparations for filing of a Biologics License Application (BLA) for AT132 in the United States planned in mid-2020 and filing of a Marketing Authorization Application (MAA) in Europe planned for the second half of 2020. About X-linked Myotubular Myopathy XLMTM is a serious, life-threatening, rare neuromuscular disease that is characterized by extreme muscle weakness, respiratory failure, and early death. Mortality rates are estimated to be 50 percent in the first 18 months of life, and for those patients who survive past infancy, there is an estimated additional 25% mortality by the age of 10. XLMTM is caused by mutations in the MTM1 gene that lead to a lack or dysfunction of myotubularin, a protein that is needed for normal development, maturation, and function of skeletal muscle cells. The disease affects approximately 1 in 40,000 to 50,0000 newborn males. XLMTM places a substantial burden of care on patients, families and the healthcare system, including high rates of healthcare utilization, hospitalization and surgical intervention. More than 80 percent of XLMTM patients require ventilator support, and the majority of patients require a gastrostomy tube for nutritional support. In most patients, normal developmental motor milestones are delayed or never achieved. Currently, only supportive treatment options, such as ventilator use or a feeding tube, are available. About AT132 for the treatment of X-linked Myotubular Myopathy Audentes is developing AT132, an AAV8 vector containing a functional copy of the MTM1 gene, for the treatment of XLMTM. AT132 may provide patients with significantly improved outcomes based on the ability of AAV8 to target skeletal muscle and increase myotubularin expression in targeted tissues following a single intravenous administration. The preclinical development of AT132 was conducted in collaboration with Genethon (www.genethon.fr).

AT132 has been granted Regenerative Medicine and Advanced Therapy (RMAT), Rare Pediatric Disease, Fast Track, and Orphan Drug designations by the U.S. Food and Drug Administration (FDA), and Priority Medicines (PRIME) and Orphan Drug designations by the European Medicines Agency (EMA). About Audentes Therapeutics, Inc. Audentes Therapeutics (Nasdaq: BOLD) is a leading AAV-based genetic medicines company focused on developing and commercializing innovative products for serious rare neuromuscular diseases. We are leveraging our AAV gene therapy technology platform and proprietary manufacturing expertise to develop programs across three modalities: gene replacement, vectorized exon skipping, and vectorized RNA knockdown. Our product candidates are showing promising therapeutic profiles in clinical and preclinical studies across a range of neuromuscular diseases. Audentes is a focused, experienced and passionate team driven by the goal of improving the lives of patients. For more information regarding Audentes, please visit www.audentestx.com. Forward Looking Statements This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the timing of regulatory filings for AT132 and planned activities for the ASPIRO pivotal expansion. All statements other than statements of historical fact are statements that could be deemed forward- looking statements. Although the company believes that the expectations reflected in such forward- looking statements are reasonable, the company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause the company's actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company's ability to advance its product candidates and obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company's ability to fund development activities and achieve development goals, the company's ability to protect intellectual property and other risks and uncertainties described under the heading "Risk Factors" in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Audentes Contacts: Investor Contact: Andrew Chang 415.818.1033 achang@audentestx.com Media Contact: Sarah Spencer 415.957.2020 sspencer@audentestx.com